                                 SCHEDULE 14A
                                (RULE 14A-101)


                   INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-2.

                           PMC COMMERCIAL TRUST, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-12.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                              PMC COMMERCIAL TRUST
                          17290 PRESTON ROAD, 3RD FLOOR
                               DALLAS, TEXAS 75252

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                        TO BE HELD THURSDAY MAY 14, 1998


To the Shareholders of PMC COMMERCIAL TRUST:


         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Annual Meeting") of PMC Commercial Trust, a Texas real estate investment trust (the "Company"), will be held at 17290 Preston Road, 3rd Floor, Dallas, Texas, on Thursday, May 14, 1998, at 11:00 a.m. local time for the following purposes:

                 (i) To elect seven trust managers to hold office until the next annual meeting of shareholders and until their respective successors shall have been elected and qualified;

                (ii) To ratify the selection of Coopers & Lybrand L.L.P. as independent public accountants for the Company for the year ending December 31, 1998; and

               (iii) To transact any and all other business that may properly come before the Annual Meeting or any adjournment thereof.

         Only holders of record of the Common Shares at the close of business on March 31, 1998, will be entitled to notice of and to vote at the Annual Meeting, notwithstanding any transfer of Common Shares on the books of the Company after such record date.

         A copy of the Proxy Statement relating to the Annual Meeting and the Annual Report outlining the Company's operations for the year ended December 31, 1997 accompanies this Notice of Annual Meeting of Shareholders.

         It is important that a majority of the outstanding Common Shares be represented at the Annual Meeting in person or by proxy. Therefore, you are requested to forward your proxy in order that you will be represented, whether or not you expect to attend in person. Shareholders who attend the Annual Meeting may revoke their proxies and vote in person if they desire.

                                         By Order of the Board of Trust Managers


                                         /s/ LANCE B. ROSEMORE
                                         Lance B. Rosemore
                                         Secretary
Dated:  April 14, 1998

                              PMC COMMERCIAL TRUST
                          17290 PRESTON ROAD, 3RD FLOOR
                               DALLAS, TEXAS 75252

                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS

                        TO BE HELD THURSDAY MAY 14, 1998

         This Proxy Statement, together with the enclosed proxy, is being sent on or about April 14, 1998, to inform you of the matters that will be acted upon at the Annual Meeting of Shareholders (the "Annual Meeting") of PMC Commercial Trust, a Texas real estate investment trust (the "Company"), to be held at 17290 Preston Road, 3rd Floor, Dallas, Texas on Thursday, May 14, 1998, at 11:00 a.m. The Board of Trust Managers of the Company solicits your proxy in the form enclosed.

         The enclosed proxy is solicited by and on behalf of the Board of Trust Managers of the Company. The expense of the solicitation of proxies for the Annual Meeting, including the cost of mailing, will be borne by the Company.

         In addition to solicitation by mail, officers of the Company may solicit proxies from shareholders by telephone, telefax or personal interview. Such persons will receive no compensation for such services. The Company also intends to request persons holding the Company's common shares of beneficial interest, $.01 par value per share (the "Common Shares"), in their name or custody, or in the name of a nominee, to send proxy materials to their principals and request authority for the execution of the proxies, and the Company will reimburse such persons for their expense in so doing.

                         RECORD DATE; VOTING SECURITIES

         The only outstanding securities of the Company that shall have the right to vote at the Annual Meeting are the Common Shares, each share of which entitles the holder thereof to one vote. Only holders of record of the Common Shares at the close of business on March 31, 1998 (the "Record Date") are entitled to vote at the Annual Meeting or any adjournments thereof. On the Record Date, there were outstanding and entitled to vote 6,506,455 Common Shares.

                               PURPOSE OF MEETING

         At the Annual Meeting, action will be taken (i) to elect seven trust managers to hold office until the next annual meeting of shareholders and until their successors shall have been elected and qualified and (ii) to ratify the selection of Coopers & Lybrand L.L.P. as independent public accountants for the Company for the year ending December 31, 1998. The Board of Trust Managers does not know of any other matter that is to come before the Annual Meeting. If any other matters are properly presented for consideration, however, the persons named in the enclosed proxy and acting thereunder will have discretion to vote on such matters in accordance with their best judgment.

         Shareholders are urged to sign the accompanying form of proxy, solicited on behalf of the Board of Trust Managers of the Company, and, immediately after reviewing the information contained in this Proxy Statement and in the Annual Report outlining the Company's operations for the year ended December 31, 1997, return it in the envelope provided for that purpose. Valid proxies will be voted at the Annual Meeting and at any adjournment or adjournments thereof in the manner specified therein. If no directions are given but proxies are executed in the manner set forth therein, such proxies will be voted FOR the election of the nominees for trust managers set forth in this Proxy Statement and FOR the ratification of the selection of Coopers & Lybrand L.L.P. as independent public accountants for the Company for the year ending December 31, 1998.

                              RIGHT TO REVOKE PROXY

         Any shareholder giving the proxy enclosed with this Proxy Statement has the power to revoke such proxy at any time prior to the exercise thereof by giving notice of such revocation, or by delivering a later-dated proxy, to the Secretary of the Company prior to the Annual Meeting. Shareholders will also have an opportunity to revoke their proxies by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy).

                         QUORUM AND VOTING REQUIREMENTS

         The holders of record of a majority of the outstanding Common Shares at the Record Date will constitute a quorum for the transaction of business at the Annual Meeting. If a quorum should not be present or represented at the Annual Meeting, the shareholders present or represented at the Annual Meeting may adjourn the Annual Meeting from time to time without notice other than announcement at the Annual Meeting until a quorum shall be present or represented. If a quorum is present or represented at the Annual Meeting, the shareholders present or represented at the Annual Meeting may continue to transact business until adjournment notwithstanding the withdrawal of enough shareholders to leave less than a quorum present, provided that there remain at the Annual Meeting, present or represented by proxy, the holders of at least one-third of the Common Shares entitled to vote.

         Each Common Share may be voted for up to seven individuals (the number of trust managers to be elected) as trust managers of the Company. To be elected, each nominee must receive the affirmative vote of the holders of two-thirds of the Common Shares represented and voting at the Annual Meeting. It is intended that, unless authorization to vote for one or more nominees for trust manager is withheld, proxies will be voted FOR the election of all of the nominees set forth in this Proxy Statement.

         Approval of a majority of the Common Shares represented and voting at the Annual Meeting will be necessary for ratification of the selection of Coopers & Lybrand L.L.P. as independent public accountants for the Company for the year ending December 31, 1998.

         Votes cast by proxy or in person will be counted by two persons appointed by the Company to act as inspectors for the Annual Meeting. The election inspectors will treat shares represented by proxies that reflect abstentions as shares that are present and entitled to vote for the purpose of determining the presence of a quorum and of determining the outcome of any matter submitted to the shareholders for a vote; however, abstentions will not be deemed outstanding and, therefore, will not be counted in the tabulation of votes cast on proposals presented to shareholders.

         The Texas Real Estate Investment Trust Act and the Company's Bylaws do not specifically address the treatment of abstentions and broker non-votes. The election inspectors will treat shares referred to as "broker non-votes" (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners and as to which the broker or nominee does not have discretionary voting power on a particular matter) as shares that are present and entitled to vote for the purpose of determining the presence of a quorum. However, for the purpose of determining the outcome of any matter as to which the broker or nominee has indicated on the proxy that it does not have discretionary authority to vote, those shares will be treated as not present and not entitled to vote with respect to that matter (even though those shares are considered entitled to vote for quorum purposes and may be entitled to vote on other matters).

                          I. ELECTION OF TRUST MANAGERS

         A board of seven trust managers, to hold office until the next annual meeting of shareholders and until their successors have been elected and qualified, is to be elected at the Annual Meeting. Each of the nominees has consented to serve as a trust manager if elected. If any of the nominees shall become unable to stand for election as a trust manager at the Annual Meeting (an event not now anticipated by the Board of Trust Managers), proxies will be voted for such substitute as shall be designated by the Board of Trust Managers. The following table sets forth for each nominee for election as a trust manager of the Company his or her age, principal occupation, position with the Company, if any, and certain other information. THE BOARD OF TRUST MANAGERS UNANIMOUSLY RECOMMENDS A VOTE FOR EACH OF THE NOMINEES.


             NAME                  AGE                PRINCIPAL OCCUPATION                        TRUST MANAGER SINCE
             ----                  ---                --------------------                        -------------------
Nathan G. Cohen                    52     Mr. Cohen has been Controller and Chief                      May 1994
                                          Financial Officer of ATCO Rubber
                                          Products, Inc., a manufacturer of
                                          products for HVAC systems, since
                                          November 1986.
Martha R. Greenberg                46     Dr. Greenberg has practiced optometry for 24                 May 1996
                                          years in Russellville, Alabama and currently
                                          serves on the Board of Trustees of Southern
                                          College of Optometry.  Dr. Greenberg has been
                                          a director of PMC Capital, Inc., an affiliate of
                                          the Company ("PMC Capital"), since 1984.  Dr.
                                          Greenberg is not related to Roy H. Greenberg,
                                          but is the sister of Lance B. Rosemore and Dr.
                                          Andrew S. Rosemore.
Roy H. Greenberg                   40     Mr. Greenberg has been the President of                      September 1993
                                          Whitehall Real Estate, Inc., a real estate
                                          management firm, since December 1989.  Prior
                                          thereto, he was Vice President of GHR Realty
                                          Holding Group, Inc., a real estate management
                                          company, from June 1985 to December 1989.
Irving Munn                        49     Mr. Munn has been a principal of Kaufman,                    September 1993
                                          Munn and Associates, P.C., a public accounting
                                          firm, or its predecessors, since 1990 and
                                          President since 1993.
Andrew S. Rosemore                 51     Dr. Rosemore has been Chairman of the Board                  June 1993
                                          of Trust Managers since January 1994 and has
                                          been Executive Vice President, Chief Operating
                                          Officer and Treasurer of the Company since
                                          June 1993.  He has also been the Chief
                                          Operating Officer of PMC Capital since May
                                          1992 and Executive Vice President of PMC
                                          Capital since 1990.  From 1988 to May 1990,
                                          Dr. Rosemore was Vice President of PMC
                                          Capital.  Dr. Rosemore has been a director of
                                          PMC Capital since 1988.
Lance B. Rosemore                  49     Mr. Rosemore has been President, Chief                       June 1993
                                          Executive Officer and Secretary of the
                                          Company since June 1993.  He has also been
                                          Chief Executive Officer of PMC Capital since
                                          May 1992 and President of PMC Capital since
                                          1990.  From 1990 to May 1992, Mr. Rosemore
                                          was Chief Operating Officer of PMC Capital.
                                          Mr. Rosemore has been Secretary of PMC
                                          Capital since 1983 and employed by that
                                          company since 1979.  Mr. Rosemore has been
                                          a director of PMC Capital since 1983.





             NAME                  AGE                PRINCIPAL OCCUPATION                        TRUST MANAGER SINCE
             ----                  ---                --------------------                        -------------------
Ira Silver                         53     Dr. Silver has been employed by J.C. Penney                  May 1996
                                          Co., Inc. since 1978, is currently their Chief
                                          Economist and since 1988 has been a Manager
                                          of Forecasting and Analysis in the Planning and
                                          Research Department.  He holds a Ph.D in
                                          Economics from the City University of New
                                          York.  Dr. Silver was a director of PMC Capital
                                          from 1992 through 1994.


MEETINGS AND COMMITTEES OF THE BOARD OF TRUST MANAGERS

         During the year ended December 31, 1997, the Board of Trust Managers held four regular meetings and one special telephonic meeting. Each of the trust managers attended at least 75% of all meetings held by the Board of Trust Managers. The Board of Trust Managers has an Audit Committee but does not have an Executive Committee, Compensation Committee or Nominations Committee.

         The Audit Committee is comprised of Messrs. Cohen and Munn. The function of the Audit Committee is to review with management and the independent public accountants the annual results of operations, the accounting and reporting policies and the adequacy of internal controls. The Audit Committee also recommends to the Board of Trust Managers the independent public accountants to serve for the following year, approves the type and scope of services to be performed by the public accountants and reviews the related costs. The Audit Committee holds meetings at such times as may be required for the performance of its functions and, during the year ended December 31, 1997, held one meeting.

COMPENSATION OF TRUST MANAGERS

         During 1997, the non-employee members of the Board of Trust Managers received a $500 fee for attending meetings of the Board of Trust Managers. The non-employee trust managers will be reimbursed by the Company for their expenses related to attending board or committee meetings. For the year ended December 31, 1997, Messrs. Cohen and Munn received $2,500 and Drs. Greenberg and Silver and Mr. Greenberg received $2,000 for services rendered as trust managers.

         The Company's 1993 Trust Managers Share Option Plan as amended (the "Trust Managers Plan") automatically grants options to purchase 2,000 Common Shares to each non-employee trust manager on the first business day of June after such trust manager takes office and additional options to purchase 1,000 Common Shares are granted on the first business day of June thereafter so long as such trust manager is re-elected to serve as a trust manager. Such options are exercisable at the fair market value of the Common Shares on the date of grant. The options granted under the Trust Managers Plan become exercisable one year after date of grant and expire if not exercised on the earlier of (i) thirty (30) days after the option holder no longer holds office as a trust manager for any reason and (ii) within five (5) years after the date of grant. In 1997, each of Messrs. Greenberg and Munn was granted an option to acquire 1,000 Common Shares on June 1, 1997, at an exercise price of $16.9688 per share; Mr. Cohen was granted an option to acquire 1,000 Common Shares on May 10, 1997, at an exercise price of $17.25 per share; and each of Drs. Greenberg and Silver was granted an option to acquire 1,000 Common Shares on May 23, 1997, at an exercise price of $17.1563 per share.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Company has no Compensation Committee and no salaried employees.

                               EXECUTIVE OFFICERS

         The following table sets forth the names and ages of the executive officers of the Company, all positions held with the Company by each individual and a description of the business experience of each individual for at least the past five years.


         Name                                 Age                          Title
         ----                                 ---                          -----
Andrew S. Rosemore                            51        Chairman of the Board, Executive Vice President, Chief
                                                          Operating Officer and Treasurer
Lance B. Rosemore                             49        President, Chief Executive Officer and Secretary
Jan F. Salit                                  47        Executive Vice President, Chief Investment Officer
                                                          and Assistant Secretary
Barry N. Berlin                               37        Chief Financial Officer
Mary J. Brownmiller                           43        Senior Vice President
Cheryl T. Murray                              31        General Counsel

         For a description of the business experience of Andrew S. Rosemore and Lance B. Rosemore, see "Election of Trust Managers" above.

         MR. SALIT has been Executive Vice President of the Company since June 1993, and Chief Investment Officer and Assistant Secretary since January 1994. He has also been Executive Vice President of PMC Capital since May 1993 and Chief Investment Officer and Assistant Secretary of PMC Capital since March 1994. From 1979 to 1992, Mr. Salit was employed by Glenfed Financial Corporation and its predecessor company Armco Financial Corporation, a commercial finance company, holding various positions including Executive Vice President and Chief Financial Officer.

         MR. BERLIN has been Chief Financial Officer of the Company since June 1993. Mr. Berlin has also been Chief Financial Officer of PMC Capital since November 1992. From August 1986 to November 1992, he was an audit manager with Imber and Company, Certified Public Accountants. Mr. Berlin is a Certified Public Accountant.

         MS. BROWNMILLER has been Senior Vice President of the Company since June 1993. Ms. Brownmiller has also been Senior Vice President of PMC Capital since 1992 and Vice President of PMC Capital since November 1989. From 1987 to 1989, she was Vice President for Independence Mortgage, Inc., a Small Business Association ("SBA") lender. From 1976 to 1987, Ms. Brownmiller was employed by the SBA, holding various positions including senior loan officer.
Ms. Brownmiller is a Certified Public Accountant.

         MS. MURRAY has been General Counsel of the Company since March 1994. Ms. Murray has also been General Counsel of PMC Capital since March 1994. From 1992 to 1994 she was associated with the law firm of Johnson & Gibbs, P.C. and practiced in the financial services department. Ms. Murray earned her law degree from Northwestern University School of Law.

ANNUAL AND LONG-TERM COMPENSATION

         The Company's direction and policies are established by the Board of Trust Managers and implemented by the President and Chief Executive Officer. To assist in such implementation, the Company has retained PMC Advisers, Ltd., a Texas limited partnership and an indirect wholly-owned subsidiary of PMC Capital (the "Investment Manager"), pursuant to an Investment Management Agreement originally entered into with the Investment Manager on December 27, 1993. The Investment Management Agreement is an annual agreement which was last renewed for one year in July 1997 as amended September 1997. Pursuant to the Investment Management Agreement, the Investment Manager will, under the supervision of the trust managers, identify, evaluate, structure and close the investments to be made by the Company, arrange debt financing for the Company, subject to the approval of the non-employee trust managers, and be responsible for monitoring the investments made by the Company, including loan portfolio management and servicing. All of the officers of the Company are officers of the Investment Manager. Accordingly, executive officers of the Company are not paid directly by the Company for their services as officers of the Company.

However, in accordance with the terms of the Employee Plan, each of the Company's executive officers may be awarded options to purchase Common Shares.

         None of the executive officers of the Company (the "Executive Officers") was paid any compensation by the Company for their services to the Company during the fiscal year ended December 31, 1997.

OPTION GRANTS

         The following table sets forth information regarding stock options granted to each of the Executive Officers under the Company's 1993 Employee Share Option Plan in the fiscal year ended December 31, 1997.



                                                                                                    Potential Realizable
                                                                                                         Value at
                                                % of Total                                         Assumed Annual Rates
                         Number of Securities     Options                                             of Share Price
                          Underlying Options    Granted to                                           Appreciation for
                               Granted         Employees in    Exercise Price    Final Exercise        Option Term
         Name                    (#)            Fiscal Year       ($/Share)          Date          (5%)                     (10%)
         ----            --------------------  ------------    ---------------   --------------    ------------------------------

Andrew S. Rosemore              5,000               8.7%           $19.7813         12/13/02          $27,326     $60,383
Lance B. Rosemore               5,000               8.7%            19.7813         12/13/02           27,326      60,383
Jan F. Salit                    4,500               7.9%            19.7813         12/13/02           24,593      54,345
Barry N. Berlin                 4,500               7.9%            19.7813         12/13/02           24,593      54,345
Mary J. Brownmiller             2,500               4.4%            19.7813         12/13/02           13,663      30,192
Cheryl T. Murray                2,500               4.4%            19.7813         12/13/02           13,663      30,192

OPTION EXERCISES AND YEAR-END OPTION VALUES

          The following table sets forth, for each of the Executive Officers, information regarding exercise of stock options during the fiscal year ended December 31, 1997 and the value of unexercised stock options as of December 31, 1997. The closing price for the Common Shares, as reported by the American Stock Exchange, on December 31, 1997 (the last trading day of the fiscal year) was $19.875.



                                                            Number of Securities Underlying
                                 Shares                              Unexercised               Value of Unexercised In-
                                Acquired                             Options at                  the-Money Options at
                                   on           Value             December 31, 1997               December 31, 1997
                                Exercise      Realized       (exercisable/unexercisable)      (exercisable/unexercisable)
            Name                   (#)           ($)                     (#)                              ($)
            ----                ---------     --------      --------------------------------  ---------------------------

Andrew S. Rosemore                6,000        13,500                 5,925(e)/                      17,775(e)/
                                                                      5,000(u)                         469(u)
Lance B. Rosemore                 6,000        13,500                 5,925(e)/                      17,775(e)/
                                                                      5,000(u)                         469(u)
Jan F. Salit                      4,110        16,116                 4,000(e)/                      12,000(e)/
                                                                      4,500(u)                         422(u)
Barry N. Berlin                   3,840        16,070                 4,000(e)/                      12,000(e)/
                                                                      4,500(u)                         422(u)
Mary J. Brownmiller                853          6,877                 3,990(e)/                      17,270(e)/
                                                                      2,500(u)                         234(u)
Cheryl T. Murray                   885          4,752                 2,700(e)/                      8,888(e)/
                                                                      2,500(u)                         234(u)

(u)      Options are not exercisable within 60 days of the date hereof.
(e)      Options are exercisable within 60 days of the date hereof.

                                PERFORMANCE GRAPH

         Set forth below is a line graph comparing the percentage change in the cumulative total shareholder return on the Common Shares, with the cumulative total return of the S&P 500 Index and the PMC Commercial peers group (consisting of Angeles Mortgage Investment, Starwood Financial Trust, Pittsburgh & West Virginia Railroad and Resort Income Investors (all mortgage real estate investment trusts traded on the American Stock Exchange)) for the period from December 19, 1993 (the date the Common Shares first became available for public trading) through December 31, 1997, assuming the investment of $100 on December 19, 1993 and the reinvestment of dividends. The share price performance shown on the graph is not necessarily indicative of future price performance.

         The graph shall not be deemed to be soliciting material or to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, or incorporated by reference in any document so filed.







                              PMC COMMERCIAL TRUST

                            TOTAL RETURN PERFORMANCE


                                   [CHART]



INDEX                                            12/28/93    12/31/94    12/31/95    12/31/96    12/31/97
------------------------------------------------------------------------------------------------------------

PMC Commercial Trust                               100.00       84.49      128.23      153.59      187.53
S & P 500                                          100.00      100.37      138.08      169.65      226.27
PMC Commercial Peer Group                          100.00      104.40       99.56      134.05      202.62



                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         As of March 31, 1998, the only shareholder known to the management of the Company to own beneficially more than 5% of the outstanding Common Shares was as follows:


                                                         Amount and Nature
                  Name and Address                        of Beneficial           Percent
                 of Beneficial Owner                         Ownership            of Class
                 -------------------                     ------------------       --------

Peter B. Cannell & Co., Inc.........................     496,150 shares (1)          7.8%
645 Madison Avenue
New York, New York 10022

------------------

(1) Based on a statement on Schedule 13G filed with the Securities and Exchange Commission on January 28, 1998. Peter B. Cannell & Co., Inc. ("Cannell") is a registered investment adviser and the shares reported on the Schedule 13G are held in client discretionary investment advisory accounts. While Cannell may be deemed to be the beneficial owner of these shares under the rules of the Securities and Exchange Commission, Cannell disclaims any beneficial interest of all such Common Shares.

SECURITY OWNERSHIP OF MANAGEMENT

         The following table sets forth the number of outstanding Common Shares beneficially owned, directly or indirectly, by each trust manager, each Executive Officer and all trust managers and Executive Officers of the Company as a group, and the components of such beneficial ownership, at March 31, 1998. Each trust manager or Executive Officer has sole voting and investment power over the Common Shares indicated below as being beneficially owned by such person.


                                                                                                       Percent of
                                                                               Common Shares          Common Shares
                                         Common Shares        Unexercised       of Beneficial         of Beneficial
                                         of Beneficial          Options         Interest Owned        Interest Owned
                                        Interest Owned        Exercisable        Beneficially          Beneficially
                                       -----------------   -----------------   -----------------     -----------------

Andrew S. Rosemore(1)                        127,985                   0             127,985                 2.0%

Lance B. Rosemore(2)                          42,022                   0              42,022                   *

Jan F. Salit                                   6,741               4,000              10,741                   *

Barry N. Berlin(3)                             5,907               4,000               9,907                   *

Mary J. Brownmiller                              853               3,990               4,786                   *

Cheryl T. Murray                               1,300               2,700               4,000                   *

Nathan G. Cohen(4)                             3,600               5,000               8,600                   *

Dr. Martha Greenberg(5)                       53,222               3,000              56,222                   *

Roy H. Greenberg                               1,000               5,000               6,000                   *

Irving Munn(6)                                 1,000               5,000               6,000                   *

Dr. Ira Silver                                 1,000               3,000               4,000                   *

Trust Managers and Executive
Officers as a group (11 persons)             244,630              35,690             280,320                 4.3%


   ---------------------

*           Less than 1%.

(1) Includes 91,740 shares held in his individual retirement accounts, 3,870 shares held in a trust of which Dr. Rosemore is the beneficiary, 11,975 shares held by a partnership of which Dr. Rosemore and his wife are general partners and 800 shares held in the name of his children.
(2) Includes 1,322 shares held in the name of his minor children, and 5,100 shares held in a trust of which Mr. Rosemore is the beneficiary, 537 shares held in an individual retirement account and 82 shares held in the name of his wife.
(3)         Includes 84 shares held in the name of his minor child.
(4)         Includes 1,500 shares held in the name of his wife.
(5) Includes 3,000 shares held in an individual retirement account, 4,810 shares held in a trust of which Dr. Greenberg is the beneficiary and 1,881 shares held in the name of her children. Does not include 300 shares held by her husband.
(6)         Includes 200 shares held in the name of his minor children.

               II. RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

         Management recommends that shareholders ratify the Board of Trust Managers' selection of Coopers & Lybrand L.L.P. as independent public accountants of the Company for the year ending December 31, 1998. Coopers & Lybrand L.L.P. has examined the accounts of the Company since its organization. Representatives of Coopers & Lybrand L.L.P. are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they desire to do so. In addition, such representatives are expected to be available to respond to appropriate questions from shareholders.

         Coopers & Lybrand L.L.P. has provided the Company with audit services since June 1993. Services provided included the examination of annual financial statements, review and consultation regarding filings with the Securities and Exchange Commission, assistance with management's evaluation of internal accounting controls and consultation on financial accounting and reporting matters.

         THE BOARD OF TRUST MANAGERS RECOMMENDS A VOTE FOR THE RATIFICATION OF COOPERS & LYBRAND L.L.P. AS INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY.

                COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

         To the Company's knowledge, based solely on the review of the copies of such reports filed with the Securities and Exchange Commission furnished to the Company and written representations of its incumbent trust managers and officers that no other reports were required, during the fiscal year ended December 31, 1997, all Section 16(a) filing requirements were complied with.

                                  OTHER MATTERS

         Management of the Company is not aware of any other matters to be presented for action at the Annual Meeting; however, if any such matters are properly presented for action, it is the intention of the persons named in the enclosed form of proxy to vote in accordance with their best judgment on such matters.

         Proposals of shareholders intended to be presented at the 1999 annual meeting of shareholders of the Company must be received at the Company's principal executive offices no later than December 18, 1998, in order to be included in the proxy statement and form of proxy for such meeting.

         It is important that proxies be returned promptly to avoid unnecessary expense. Shareholders are urged, regardless of the number of Common Shares owned, to date, sign and return the enclosed proxy.

                                         By Order of the Board of Trust Managers


                                         /s/ LANCE B. ROSEMORE

                                         LANCE B. ROSEMORE
                                         Secretary
Dated:  April 14, 1998

                                REVOCABLE PROXY


             THIS PROXY IS SOLICITED BY THE BOARD OF TRUST MANAGERS
                            OF PMC COMMERCIAL TRUST


         The undersigned hereby appoint(s) Barry N. Berlin and Jan F. Salit, or either of them, with full power of substitution and resubstitution, proxies of the undersigned, with all of the powers that the undersigned would possess if personally present, to cast all votes which the undersigned would be entitled to cast at the Annual Meeting of Shareholders (the "Annual Meeting") of PMC Commercial Trust (the "Company") to be held on Thursday, May 14, 1998, at the offices of the Company, 17290 Preston Road, 3rd Floor, Dallas, Texas, commencing at 11:00 a.m., local time and any and all adjournments thereof, including (without limiting the generality of the foregoing) to vote and act as follows:

                 (CONTINUED, AND TO BE SIGNED, ON REVERSE SIDE)

                Please Detach and Mail in the Envelope Provided
------------------------------------------------------------------------------------------------------------------------------------
A [X]  Please mark your
       votes as in this
       example.



          FOR the nominees              WITHHOLD
          listed at right              AUTHORITY
       (except as indicated to      to vote for the
           the contrary)        nominees listed at right      NOMINEES:    Nathan G. Cohen
1. ELECTION OF
     TRUST       [ ]                      [ ]                              Martha R. Greenberg
    MANAGERS.
                                                                           Roy H. Greenberg
Instruction: To withhold authority to vote for any individual
nominee(s), write the name(s) here:                                        Irving Munn

                                                                           Andrew S. Rosemore
____________________________________________________________
                                                                           Lance B. Rosemore
____________________________________________________________
                                                                           Ira Silver


                                                         FOR       AGAINST      ABSTAIN

2. Proposal to ratify the appointment of Coopers &       [ ]         [ ]          [ ]
   Lybrand L.L.P. as independent public accountants
   for the Company for the fiscal year ending
   December 31, 1998.

   In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

THIS PROXY WILL BE VOTED AT THE ANNUAL MEETING OR ANY
ADJOURNMENT THEREOF IN ACCORDANCE WITH THE INSTRUCTIONS
SET FORTH ABOVE OR, IN THE EVENT NO INSTRUCTIONS ARE SET
FORTH, THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES FOR
TRUST MANAGER AND FOR PROPOSAL 2. This proxy hereby revokes all prior proxies given with respect to the shares of the undersigned.

  Your Board of Trust Managers unanimously recommends that you vote FOR each of the nominees for trust manager and FOR Proposal 2. Accordingly, please complete, sign, date and return this proxy in the envelope provided for such purpose. No postage is required for mailing in the United States.


SIGNATURE(S) ________________________________________________________________ Date: _________________________________ 1998

Important:  Please date this proxy and sign exactly as your name appears above. If shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.
